Exhibit 99.1
THIS AGREEMENT is made on 2 June 2010
BETWEEN
1.	AIA AURORA LLC, a Delaware limited liability company whose registered office is at c/o Corporation Service Company, 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle, Delaware 19808 (the “Seller”);

2.	AMERICAN INTERNATIONAL GROUP, INC., a Delaware corporation whose principal place of business is at 70 Pine Street, New York, New York 10270 (the “Parent”);

3.	PRUDENTIAL GROUP PLC, formerly Petrohue (UK) Investments Limited, a company incorporated in England and Wales with registered number 7163561 whose registered office is at Laurence Pountney Hill, London EC4R 0HH (the “Purchaser”); and

4.	PRUDENTIAL PLC, a company incorporated in England and Wales with registered number 1397169 whose registered office is at Laurence Pountney Hill, London EC4R 0HH (“Prudential”)

(each a “party” and together the “parties”).
BACKGROUND
(A)	The parties entered into a share purchase agreement for the sale and purchase of the entire issued share capital of AIA Group Limited on 1 March 2010, which was amended pursuant to an agreement entered into by the parties on 16 May 2010 (the “SPA”).

(B)	The SPA provides for the Termination Fee to be payable by Prudential in certain circumstances.

(C)	The parties now wish to terminate the SPA on the terms set out in this agreement.

(D)	The Parent, the Seller and Prudential entered into a standby subordinated note commitment letter on 16 May 2010 (the “Commitment Letter”), pursuant to which the Seller committed to subscribe for certain subordinated notes of Prudential. The Parent, the Seller and Prudential now wish to terminate the Commitment Letter, as set out in this agreement.
NOW IT IS AGREED as follows, in consideration of the premises and the mutual covenants and agreements hereinafter contained, the adequacy and sufficiency of which are hereby agreed:
1.	Definitions and Interpretation

1.1	In this agreement (unless otherwise specified or inconsistent with the context):

“Associated Company” means a company which is from time to time a subsidiary or a holding company of any of the parties or a subsidiary of a holding company of any of the parties (other than the parties themselves). In this definition “subsidiary” and “holding company” have the same meanings as in Section 1159 of the Companies Act 2006.

“Parent Group” means the Parent, the Seller and each of their respective Associated Companies, Affiliates, directors, officers, employees, agents, advisers, representatives, successors and assigns from time to time, including each of the above in their several and individual capacities.

“Prudential Group” means Prudential, the Purchaser and each of their respective Associated Companies, Affiliates, directors, officers, employees, agents, advisers, representatives, successors and assigns from time to time, including each of the above in their several and individual capacities.

1.2	Terms defined in the SPA have the meanings given in the SPA when used in this agreement and its recitals (unless otherwise specified or inconsistent with the context).

2.	Termination

2.1	Subject to clauses 2.4, 3 and 4 of this agreement, and notwithstanding clause 7.5 of the SPA, the parties hereby agree to terminate the SPA in its entirety with effect from the date of this agreement.

2.2	Subject to clauses 2.4, 3 and 4 of this agreement, and notwithstanding the provisions of clause 7.5 of the SPA, the Seller and the Parent hereby unconditionally:
(A)	waive every right, claim, remedy or power, whether known or unknown, suspected or unsuspected, however and whenever arising and in whatever capacity and jurisdiction, which they have or may have in the future against any member of the Prudential Group arising under or in respect of the SPA; and

(B)	release and discharge each member of the Prudential Group from all liabilities and obligations, whether known or unknown, suspected or unsuspected, however and whenever arising and in whatever capacity and jurisdiction, that such member has or may in the future have under or in respect of the SPA.
2.3	Subject to clauses 2.4, 3 and 4 of this agreement, and notwithstanding the provisions of clause 7.5 of the SPA, the Purchaser and Prudential hereby unconditionally:
(A)	waive every right, claim, remedy or power, whether known or unknown, suspected or unsuspected, however and whenever arising and in whatever capacity and jurisdiction, which they have or may have in the future against any member of the Parent Group arising under or in respect of the SPA; and

(B)	release and discharge each member of the Parent Group from all liabilities and obligations, whether known or unknown, suspected or unsuspected, however and whenever arising and in whatever capacity and jurisdiction, that such member has or may in the future have under or in respect of the SPA.
2.4	The Confidentiality Agreements (as defined in the SPA as amended by the SPA Amendment Agreement) shall remain in full force and effect, in accordance with their respective terms.

3.	Termination fee

The parties acknowledge that one or more of the circumstances requiring payment of the Termination Fee will occur and Prudential accordingly hereby agrees to pay to the Seller on 1 July 2010 the Termination Fee in an amount equal to £152,569,000 converted into US dollars as at 1 July 2010 in accordance with the terms of clause 32 (Currency Conversion and Payment Mechanics) of the SPA, which amount shall be determined and payable in accordance with the provisions of clauses 7.8 and 7.11 of the SPA as if the date for payment set forth in clause 7.11(a) of the SPA was 1 July 2010. Except for any deduction expressly provided for in clause 7.11 of the SPA, the Termination Fee shall be payable unconditionally and irrevocably, without set-off, delay, withholding, counterclaim or any other limitation or restriction.

4.	Survival

Notwithstanding clause 7.5 of the SPA, and subject to clauses 2.4 and 3 of this agreement, only the provisions set out in clauses 1.1, 7.8, 7.9, 7.11, 22 (Notices), 27 (Assignment), 28 (No Third Party Beneficiaries), 31 (English Language), 32 (Currency Conversion and Payment Mechanics), 33 (Governing Law and Jurisdiction), 34 (Agent for Service of Process) and 36 (Purchaser Capital Reduction) of the SPA shall survive termination.

5.	Miscellaneous

5.1	The provisions of clauses 1.1, 7.7, 7.8, 7.9, 7.11, 22 (Notices), 27 (Assignment), 28 (No Third Party Beneficiaries), 29 (Amendment and Waiver), 30 (Counterparts), 31 (English Language), 32 (Currency Conversion and Payment Mechanics), 33 (Governing Law and Jurisdiction), 34 (Agent for Service of Process) of the SPA shall be deemed incorporated into and applicable to this agreement mutatis mutandis.

5.2	All costs and expenses, including fees and disbursements of counsel, financial advisers and accountants, incurred in connection with this agreement shall be paid by the party incurring such costs and expenses.

5.3	This agreement constitutes the whole and only agreement between the parties with respect to the subject matter of this agreement and, subject to the provisions of this agreement, supersedes all prior agreements and undertakings, whether written or oral, with respect to its subject matter.

6.	Termination of Commitment Letter

The Parent, the Seller and Prudential hereby (i) terminate the Commitment Letter, (ii) agree that all of the obligations, undertakings, agreements, representations and warranties contained therein shall terminate forthwith and have no further force or effect, and (iii) agree that the Parent, the Seller and Prudential shall have no liability with respect to any such obligations, undertakings, agreements, representations or warranties.

AS WITNESS this agreement has been signed by the parties (or their duly authorised representatives) on the date stated at the beginning of this agreement.

Signed by Brian T. Schreiber for and on behalf of	)	/s/ Brian T. Schreiber
AIA AURORA LLC	)
)

Signed by Brian T. Schreiber for and on behalf of	)	/s/ Brian T. Schreiber
AMERICAN INTERNATIONAL GROUP, INC.	)
)

Signed by Nic Nicandrou for and on behalf of	)	/s/ Nic Nicandrou
PRUDENTIAL PLC	)
)

Signed by Nic Nicandrou for and on behalf of	)	/s/ Nic Nicandrou
PRUDENTIAL GROUP PLC	)
)